September 2004 Liquidity and Funding - Edgar Ancona

Forward Looking Statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, Household International, Inc. HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, Household International, Inc. Annual Report on Form 10-K, and HSBC USA Inc. Annual Report on Form 10-K for the year ended December 31, 2003. Please further be advised that Regulation FD prohibits Household and HSBC representatives from answering certain, specific questions during the Q&A session.

Agenda Group Issuance Strategy Update on Funding Synergies Other Treasury Synergies

Liquidity Management At Household Given Household's absolute size and its inability to use deposits, Household continues to be: Capital markets reliant A significant size issuer If poorly managed, a risk to Group rating and spreads Thus, liquidity management continues to be a key focus Guiding principles: Manage to a conservative funding profile Limit concentration of debt maturing based on net cash needs for any given period Diversify funding sources Open and frequent investor communication Issue in every market but limit issuance amounts Fair pricing and quality distribution Co-ordinate issuance with Group

Household Funding Mix Commercial paper, bank and other borrowings (a) $ 6.9 6 % Debt issued to HSBC subsidiaries and clients (b) 14.0 11 Senior and senior subordinated debt 62.4 52 Retail MTNs 8.7 7 Real estate financing (c) 6.0 5 Asset-Backed Securities 22.8 19 Total $120.8 100% (a) Does not include $3.4 billion in Euro CP issued to HSBC clients (b) Does not include mortgages sold to HSBC Bank USA (c) Real estate that has been securitized, but is accounted for as debt ($ Billions) At June 30, 2004 ($ Billions) At June 30, 2004

Group Issuance Strategy Investor relations coordinated globally Capital planning managed at Group level Execution of debt / ABS issuance managed locally with global consultation Funding plans developed locally but driven by Group liquidity and growth Marketing & distribution in conjunction with HSBC Corporate, Investment Banking and Markets (CIBM)

Agenda Group Issuance Strategy Update on Funding Synergies Other Treasury Synergies

Funding Synergies A key value created in the merger was funding synergies. This consists of: Better returns on liabilities for HSBC Greater access to dependable funding for Household Lower cost of funds for Household Key funding constraints: Regulatory ability to deploy liabilities Market appetite Withholding tax Achieving funding synergies: Lower cost of funds due to change in market risk perception Direct funding of Household by Group entities Asset transfers New source of funding for Household from Group investors

Group Ratings Entity Senior Subordinated Tier I HSBC Holdings plc (1) (2) Aa2/A+/AA Aa3/A/AA- A1/A-/A HSBC Bank plc Aa2/AA-/AA Aa3/A+/AA- A1/A/A+ Household Finance Corp (2) A1/A/A+ - - HSBC USA Inc.(2) A1/A+/AA A2/A/AA- - HSBC Bank USA (2) (3) Aa2/AA-/AA Aa3/A+/AA- - Source: Moodys/S&P/Fitch (1) Moody's raised senior and subordinated debt ratings on July 6, 2004 (2) Fitch raised senior and subordinated debt ratings on August 16, 2004 (3) Moody's raised senior and subordinated debt ratings on July 7, 2004

Historical 5-Year Credit Spreads (1) Historical 5-Year Credit Spreads (1) 10-day moving average of most recently issued 5-year global Source: HSBC Securities (USA) Inc.

Spread Convergence Merger date 3/28/03 Source: HSBC Securities (USA) Inc.

Affiliate Funding At 6/30/04 Household had received $19.2 billion in HSBC related funding: $3.7 billion mortgages sold to HSBC Bank USA, cumulative $1.5 billion mortgages purchased directly from correspondents by HSBC Bank USA, cumulative Debt of $8.5 billion issued to HSBC subsidiaries $3.8 billion of short, intermediate and long-term debt for HFC $4.7 billion of bankline draws by HFC Bank plc on a $7.5 billion facility Debt of $4.1 billion issued to HSBC clients HI Preferred and trust preferred stock of $1.4 billion issued to HSBC In addition, implemented a $2.5 billion backup credit facility for HFC

Asset Transfers Consumer Lending Auto Finance Non-prime Credit Card Mortgage Services Prime Credit Card Retail Services Mortgage Services Core Household Considered for transfer in future Planned for transfer in 2004 subject to regulatory approval Sold $3.7 billion to HSBC Bank USA since December 2003 On-going originations into HSBC Bank USA of $1.5 billion year-to-date

Agenda Group Issuance Strategy Update on Funding Synergies Other Treasury Synergies

Other Treasury Synergies Derivatives/Foreign Exchange HSBC used for over 90% of new volume $58.7 billion of notional at 6/30/04 Counterparty risk management consolidated at HSBC Bank USA Debt Capital Markets HSBC Securities is a lead manager on all deals Household/HSBC Bank USA issuance volumes strengthens build-up of CIBM Underwriting fees stay within the Group In 2003 won award for "Best Financial Senior Bond" from IFR Joint fixed income investor marketing expands opportunities for both Household and HSBC Securities ABS Issuance HSBC is building capabilities Will lead manage ABS of all Household product types going forward Lead manager on 3 deals (Auto, 2 R.E.) as of 9/1/04

Other Treasury Synergies Operations / Bank Services Converted to HSBC wire transfer system "Hexagon" On-line cash management - "OLAM" HSBC is now issuing bank on Refund Lending products All the above result in savings on both fees and float Liquidity Investment Portfolio Execution through HSBC Bank Repo desk Maximizes investment yield and centralizes counterparty credit management

Summary Liquidity continues to be managed conservatively Funding synergies for HFC are significant and progressing well Issuing entities and volumes managed in concert

September 2004 Compliance In North America - Jim Kauffman

Forward Looking Statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, Household International, Inc. HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, Household International, Inc. Annual Report on Form 10-K, and HSBC USA Inc. Annual Report on Form 10-K for the year ended December 31, 2003. Please further be advised that Regulation FD prohibits Household and HSBC representatives from answering certain, specific questions during the Q&A session.

Regulatory Environment The Organization Roles and Responsibilities Best Practices Household Consumer Protection Plan Working with the Group Agenda

Regulatory Landscape HSBC Holdings PLC (U.K. Parent Company) FRB (U.S. Regulator) HSBC Holdings PLC (U.S. Holding Company) OCC (U.S. Regulator) Bank (B) Non-Bank (c)

Federal Reserve Board taking lead oversight role of U.S. Holding Company including Household Office of Comptroller of Currency - Lead regulator of bank entities (HSBC Bank and Household Bank (SB), NA) State Banking and Insurance Regulators - Active oversight of consumer finance businesses Regulatory Environment

Integrated component of controls within the organization Independent from business unit with unhindered reporting to the Board of Directors and senior management Risk assessment and self-testing controls Ability to rely on compliance work papers for oversight and monitoring Regulator Expectations Of Compliance

Federal Pre-emption versus States Rights OCC setting the pace for federal pre-emption States are wary of ability of federal regulatory oversight Consumer Protection Plan adherence Written Agreement with NYSBD Offshoring Consumer Protection ("Predatory Lending") Regulatory "Hot Topics"

Note: This organization chart does not reflect legal entity organization. Corporate Compliance Structure In North America

Compliance structure aligned with business Embedded business unit compliance staff Corporate Compliance with cross business unit oversight Chief Compliance Officer reports directly to head of Group compliance Independence demonstrated through goal and salary setting Alignment

Support the business to operate with speed and quality in a compliant manner Identification and assessment of compliance risks Develop sound policies and train to the policies Effectively communicate risks and policies Ensure adequate controls to ensure adherence to policy Monitor and evaluate effectiveness of controls Report gaps and exceptions to appropriate management Ensure documented mitigation effort to address identified gaps and exception Exercise specific regulatory responsibility (AML, fair lending, liaison with regulators, etc.) Coordinate with the legal department to ensure consistency Role Of Compliance At Household

Established and institutionalized as part of the Consumer Protection Plan Industry standard consumer protection disclosures Creation of a centrally controlled "pricing engine" to ensure consistent and accurate loan pricing Net Tangible Benefit Test that represents "best in class" One-page consumer disclosure 10-Day Guarantee Enterprise Complaint Tracking System Best Practices

Result of the agreement with 50 State Attorneys General All Injunctive Relief item resolutions implemented by 12/31/03 deadline Internal monitoring process and oversight committee implemented and operational First two External Monitor reviews complete with no material exceptions Household Consumer Protection Plan Update

Consumer finance compliance expertise at Household can be leveraged as regulation increases in other geographies Utilization of the Enterprise Complaint Tracking System across North America and potentially across Group Setting model of compliance oversight of Technology Service business unit Benefits Across The Group

September 2004 Auto Finance, Insurance Services, Refund Lending and Retail Services Overview - Sandy Derickson

Forward Looking Statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, Household International, Inc. HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, Household International, Inc. Annual Report on Form 10-K, and HSBC USA Inc. Annual Report on Form 10-K for the year ended December 31, 2003. Please further be advised that Regulation FD prohibits Household and HSBC representatives from answering certain, specific questions during the Q&A session.

Auto Finance

US Auto Market Size Prime Non Prime 76 24 US Auto Finance Market Annual Originations ($370B) Note: Franchised dealers only Sources: AutoData Corp, CNW Marketing, Power Information Network (PIN), LLC, an affiliate of J.D. Power and Associates & HAF Analytics

Less than 550 550 - 619 620 - 679 680 or better Average FICO scores 15% or higher 7.6% to 15% 3.1% - 7.5% 3% or less Static pool net losses Very poor or no history. Significant charge-offs. Obligors with previous bankruptcy history. Limited income. Poor, limited or no history. Frequent delinquencies; charge- offs on revolving and installment debt. Obligors with previous bankruptcy history. Trackable history. Occasional delinquencies; minor charge-offs on revolving credit. Extensive history. Few delinquencies Credit history over 18% (usury limit) 13% - 18% 5% - 12% 0% - 5% APR Sub-Prime D Sub-Prime C Non-Prime B Prime A Auto Origination Segmentation

Key Industry Drivers - Car Sales 2002 2003 2004 EST 17.1 17 17.2 * Franchised dealerships only. 2004 numbers are estimates. Sources: US Department of Commerce; CNW. 2002 2003 2004 EST 16.5 16.2 16

1Q '01 2Q '01 3Q '01 4Q '01 1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 Q4 '03 Q1 '04 Manheim Index 117.1 115.5 113.3 111.5 114.8 113.7 108.4 106.7 104.03 103.06 105.5 106.4 105.4 Recovery Rate 0.48 0.48 0.48 0.43 0.46 0.45 0.44 0.38 0.38 0.38 0.36 0.39 0.37 Severity (Manheim Price Index - Used Vehicles) Key Industry Drivers - Economic Environment Frequency ( )

HAF Market Position Non Prime Market Share Prime Market Share Split between Prime and Non Prime based on buy rate of 5%+COF. Source: Power Information Network (PIN), LLC, an affiliate of J.D. Power and Associates. July 2004 transactions.

First Mortgage Correspondent First Mortgage Branch Second Mortgages PHL Other Unsecured MasterCard/Visa Private Label Auto International 0.17 0.21 0.06 0.04 0.09 0.15 0.12 0.07 0.09 2003 Auto in Household International Footprint

HAF Key Metrics - Originations & Receivables 2002 2003 6/1/2004 Full Year 3.7 4.5 Jan - June 1.8 2.1 2.8 2002 2003 6/1/2004 7.4 8.8 9.3 Note: 2004 originations include $316M of Prime

HAF Key Metrics - Borrower Profile 2002 2003 2004 YTD FICO 598 618 631 2002 2003 2004 YTD Home Ownership 0.45 0.56 0.59 New Originations

HAF Key Metrics - Asset Characteristics 2002 2003 2004 YTD LTV 1.23 1.14 1.13 2002 2003 2004 YTD Term 63.65 65.92 66.17 Notes: * LTV = Amount financed/wholesale value ** Max term = 72 months Months

HAF Key Metrics - Asset Characteristics 2002 2003 2004 YTD New Car 0.25 0.33 0.34 2002 2003 2004 YTD Mileage 27551 23389 23190

HAF Key Metrics - 60+ Delinquencies

Channel - Product Distribution Dealer Alliances Direct to Consumer Originations 0.79 0.07 0.14

Dealer Channel Overview Offer financing to consumers as part of vehicle sales process Submit applications electronically to lenders HAF sells/services dealers through 170 member field sales force Value proposition based on: Full spectrum lending Service Ease of use Competitive pricing / programs Long term strength & stability Centralized credit decisioning, re-hashing & funding Purchase contracts from dealers 10,000 franchised dealers in 46 states

Dealer Channel Application Growth Source 37408 37773 38139 Applications per month 175293 192948 249615

Dealer Satisfaction Survey Results Overall Satisfaction Competitiveness of Programs Speed of Decisioning Credit Staff Professionalism 2003 0.51 0.55 0.57 0.63 2004 0.7 0.71 0.76 0.76 Source: JD Power Dealer Satisfaction Financing Study. Percentage of respondents who are satisfied/very satisfied

Servicing Funding Decisioning Lead/ Application Referral $10MM/month Private Label $20MM/month Alliance Business Models Partner Partner HAF HAF HAF HAF HAF Partner

Alliance Value Proposition Why Alliances Make Sense For Partners: Earn fee income Offer full-spectrum lending proposition to Dealers Reduce portfolio risk Meet equity/capital constraints Reduce servicing costs For HSBC/Household: Get access to first-look Expand distribution reach Approval Rate Comparison 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 750- 997 720- 749 680- 719 650- 679 640- 649 630- 639 600- 629 580- 599 550- 579 0-549 Household Typical Bank/Captive FICO

Direct Marketing Overview Monthly Originations by Channel (In Millions) Mail Warm X-fer Internet 6/1/2003 12.9 5.4 6.6 6/4/2004 32.6 14.6 12.9 50% of Dealer channel loss rates Positive selection Accuracy of information Better borrower quality Purchase & Refinance Proprietary response & captive models Cross-sell opportunities Highlights

Purchase Check Product No age or mileage restrictions No LTV restrictions Buy from any eBay seller or franchised or independent dealers No stips

Autos in Branches New cross-sell business model Customers sourced & sold in branches Leverage Auto's product & underwriting capabilities Successful pilot complete, currently in rollout phase Pilot branches met goal of 4 loans/branch/month Rollout to 753 branches nationwide by EOY Scope & expansion opportunities $1 to $2 Billion in annual refinance originations Purchase product HSBC branches

Growth Objectives & Strategy Objectives Double portfolio in 4 years Target 20/60/20 mix of prime, non-prime & sub-prime Achieve 1.5% after tax ROA Strategy Grow dealer business leveraging full spectrum lending proposition Expand alliance business (existing & new) Leverage Household & HSBC branch network for cross-sell Drive direct to consumer purchase

Competitive Positioning / Differentiators Leading market share among independents in non-prime Unique full spectrum value proposition Completed nationwide rollout to dealers in 2004 Expanded prime originations from $30MM/month in 2003 to $120MM/month in 2004 YTD Leader in private label alliances (e.g. eBay) Highly automated credit decisioning Proprietary scoring models 80% auto decisioning 4.8 minute average decision response time Analytical, market based pricing Balance competitive rates vs. cost plus (500+ pricing cells) Price elasticity models Best-in-class consumer direct purchase product

Group Synergies Full spectrum lending Full spectrum product suite -- HSBC prime, Household premier, standard & BK Single, nationwide salesforce Consolidated operations Group Service Centers Leverage HSBC GSCs in India & Malaysia Collections, customer service, application processing Cost of funds Booking indirect prime & all direct loans into the bank Sharper non-prime pricing due to COF benefits Cross Sell Direct auto refi and purchase through HSBC branches Direct mail to HSBC customers

Insurance Services

North American Insurance Services Provider of full spectrum of insurance and other protection products to HSBC customers in North America via various channels Overview Fourth largest credit insurance company in the nation, rated A+ (Superior) by A.M. Best Company, the top insurance rating firm Distribution through direct sales in Household consumer lending branches and private label merchants, as well as direct marketing to HSBC customers Margin is optimized by utilizing customer data analytics to target product efficiently

North American Insurance Services Target Market / Customer Description All 55 million US and Canadian HSBC customers Products Insurance manufactured by Household entities: Credit Insurance, Life, Disability, Unemployment Other Insurance Term Life, Accidental Death & Dismemberment Insurance Brokered by External Providers: Annuity, Universal Life, Collateral Protection, Homeowners, Auto Protection Based Products Home & Auto Club Membership, Debt Cancellation/ Suspension Payment Cancellation, Home Protector, GAP, Warranty, others Margin is optimized through product manufacturing and unique contacts with 55M+ customers

North American Insurance Services HSBC and Household Insurance teams combined to drive evaluation and implementation of "Best Practices." Integration between Household and HSBC's insurance operations offer efficiencies gained through best practices Significant opportunities to cross-sell products to both customer bases. Improved entity structure and operating efficiency as consolidated group Incremental to earnings starting in 2003, with aggregate earnings impact through 2005 Other potential opportunities include: Sharing Best Practices opportunities in Mexico and Brazil

Refund Lending

Market Share #1 provider tax related loan products in the U.S... 51% share $22 Billion in tax refund volume generated in the first three months of the calendar year Distribution Channel H&R Block-exclusive #1 U.S. tax preparer with 9,200 offices Jackson Hewitt - 20% of business #2 U.S. tax preparer Seven other distributors support tax preparers with 8,100 locations HSBC Integration Benefits Annual benefits Funding HSBC National Bank charter beginning in 2005 Refund Lending Pacific Bank Corp Bank One Other Banks Market Share 0.51 0.32 0.15 0.03 Household Pacific Bank Corp Bank One Other Banks 51% 32% 15% 3% Estimated Market Share Refund Lending Business Overview Source: Household estimate

Tax Refund Product Industry: Accepted by Taxpayers and Continues to Grow 1998 1999 2000 2001 2002 2003 2004 8 9.5 11.8 12.6 14.3 15.2 16.1 CAGR of 12.% 13% of all US Taxpayers Purchase a Tax Refund Product * Estimated Refund Lending

Produces more than 8 million customers and $22 billion in tax refund volume during a three month period 24% of customers cross-sold another Household product Customer Profile 83% of customers subprime, 57% claim earned income credit 33% do not have checking accounts 54% have household incomes less than $20,000 34% are homeowners Customers: A Proven Producer of Customers for Household Refund Lending

Amounts Up to $7,000 based on the customer's income tax refund Appeal Speed: customers need their tax refund faster than the IRS can deliver Convenience: RAL and tax prep fees deducted from RAL proceeds Safety: customers like to receive refund directly from the preparer, and not to put it at risk of being stolen in the mail Pricing Household: Lowest price of primary competitors...7% lower on average Average RAL fees of $80.00, with a range of $29.95 to $140.00 Loan Process Loan approved after credit risk evaluation at the time return is prepared by tax preparer Bad Loan Losses Associated with customers who submit fraudulent tax returns, largely: Earned Income Tax Credit recipients Customers with prior IRS liens Errors in IRS processing Customers under IRS review Products: Refund Anticipation Loans (RAL) Refund Lending

Not a loan, delivers tax refunds in as little as 8 days via check or direct deposit Product appeal RAC and tax prep fees deducted from tax refund proceeds Economical: at $24.95 it's less expensive than a RAL, but faster than the IRS can deliver a mailed refund Refund Anticipation Checks (RAC) Gold Guarantee Offered through Household Insurance Services Protects the customer from paying any additional taxes or penalties if the tax return is incorrectly prepared Products: Additional Core Products TaxLine Balance Due Loan to cover all or part of taxpayer's balance due to IRS Revolving loan, 90 days same as cash Refund Lending

RALs Fare Very Well Compared to Other Forms of "Short-term Financial Solutions" A better financial decision for our customers particularly when compared to a cash advance on a prime credit card Refund Lending

Become more of a full spectrum provider of financial services to tax preparers (CPAs and Enrolled Agents) Mortgages Cards Insurance Continuously enhance core business partner's ability to grow distribution and consumer base Banked, under-banked, unbanked (including immigrants) Plastic disbursement of RALs; cash card, debit card, money transfer Other enhancement products Rebrand business to "HSBC Taxpayer Financial Services" Strategic Initiatives will Drive Growth and Expand Our Business Into New Channels Refund Lending

Retail Services

Third largest private label provider $14.7 billion managed receivables Nearly 14.4 million active cardholders Over 60 active merchant relationships Approximately 2,300 employees in seven locations Retail Services Overview

Market Share has Shifted Towards 3rd Party Providers 1998 1999 2000 2001 2002 2003 2004 est. Proprietary 0.63 0.56 0.52 0.47 0.41 0.16 0.14 3rd Party 0.37 0.44 0.48 0.53 0.59 0.84 0.86 Source: The Nilson Report

Proprietary Programs 14% Citigroup GE Household ADS Other Third Party Other Proprietary Kohl's May Federated Target 0.33 0.31 0.16 0.04 0.02 0.05 0.02 0.02 0.03 0.02 Citigroup 33% GE 31% Household 16% ADS 4% Other Third Party 2% Other Proprietary 5% Kohl's 2% May 2% Federated 3% Target 2% Third Party Providers 86% Source: The Nilson Report 2004 Estimate The Market is Largely Consolidated with Three Providers

Consumer Electronics Furniture Powersport Vehicles Misc Home Improvement Discount Department Store East 0.32 0.18 0.27 0.04 0.07 0.03 0.09 June 30, 2004 Receivables Our Portfolio Continues to Diversify

2001 2002 2003 11.6 12.6 14.7 EOP Receivables (USD in billions) 2001 2002 2003 9.4 11.1 14.4 Active Accounts (in millions) CAGR ? 12.5% CAGR ? 23.7% Retail Services Growth has Outpaced a Flat Industry

Dec '00 Dec '01 Dec '02 Dec '03 Jun '04 0.0551 0.0548 0.0626 0.052 0.0498 2000 2001 2002 2003 Jun '04 0.0553 0.0534 0.0568 0.0594 0.0536 2+ Delinquency Charge-off % Our Underwriting and Risk Management has Yielded Positive Results

Introduction of Bankruptcy Scorecards has Resulted in Lower Filing Levels 0.4 0.6 0.8 1.0 1.2 1.4 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Index 2001 2002 2003 2004 Growth rate of RS filings vs. growth rate of US filings Source: Visa International

A Focus on Fraud Reduction Yielded Significant Improvement Fraud Losses as % of Total Outstandings 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2001 2002 2003 2004

Tightly integrate with our partners to implement growth- focused initiatives Acquire and build the most sophisticated capabilities and tools available Recruit and retain talented and dynamic people Incremental Sales Increased Penetration Portfolio Growth Strengthened Partnership PROVEN SUCCESS Our Comprehensive Marketing Support Provides a Proven Formula for Partnership

Case Study: Retail Services has Driven Significant Partner Growth Through Marketing Initiatives MONTHLY CREDIT SALES VOLUME Last 12 Mos. Avg. Last Month Pre-HSBC 98000 87000 HSBC 131000 158000 Last Recorded Month Last 12 Mos. Average Pre-HSBC HSBC 80%+ Increase 30%+ Increase BACKGROUND National Retailer Program acquired from a competitor in early 2003 TOP INITIATIVES Card re-issuance In-store execution Statement communications Card benefits promotion Direct mail offers KEY SUCCESS FACTORS Shared commitment Flawless execution High customer impact

2004 Initiatives are Focused on Driving Continued Success Grow with new partnerships Drive partner growth Improve approval rates and merchant sales Maximize collections effectiveness Optimize business efficiency Achieve excellence through process management

September 2004 Performance Overview - Simon Penney

Forward Looking Statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, Household International, Inc. HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, Household International, Inc. Annual Report on Form 10-K, and HSBC USA Inc. Annual Report on Form 10-K for the year ended December 31, 2003. Please further be advised that Regulation FD prohibits Household and HSBC representatives from answering certain, specific questions during the Q&A session.

HSBC Group $10,251 100% $595 100% Consumer Finance (1) $2,117 21% $122 21% North America (2) $3,080 30% Not published % of Total (Millions) H104 Pre-Tax Ex-Goodwill Earnings Total Loans (Billions) % of Total (1) Comprises Household International's consumer finance business and the US residential mortgages acquired by HSBC Bank USA from Household International and its correspondents since December 2003. (2) USA and Canada combined country figures Earnings Summary at June 2004: U.K. GAAP

Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 U.S. GAAP Operating Net Income 364 472 574 481 395 U.K. GAAP Post-Tax Ex-Goodwill Earnings 519 576 673 814 702 ($ Millions) Household International: Operating Income Trends (1) Operating net income is net income excluding US$167.3 million, after tax, of HSBC acquisition related costs and other merger related items incurred by Household in the first quarter 2003 (2) The above information includes non-GAAP financial measures and is provided for comparison of Household's operating trends only and should be read in conjunction with the owned basis GAAP financial information

Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 U.K. GAAP Efficiency Ratio, Ex-Goodwill 35.6 32.8 31.5 32.6 34.9 U.S. GAAP Risk-Adjusted Revenue(1) 7.26 7.19 7.42 7.01 6.77 (Percent) (1) Net interest income plus other revenues, excluding securitization related income, less net charge-offs as a % of average interest earnings assets, annualized on a managed basis. This assumes that securitized receivables have not been sold and are still on the balance sheet. Risk adjusted revenue also includes Household International's insurance and commercial banking operations Consumer Finance: Performance Trends

Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 2+ Delinquency 5.3 5.36 5.26 4.9 4.54 Consumer Charge-offs 4.89 4.68 4.39 4.77 4.42 Risk Adjusted Revenue** 7.26 7.19 7.26 7.11 6.86 Percent Consumer Finance: Credit Quality Trends - U.S. GAAP

6/1/2003 6/1/2004 Mortgages 0.0422 0.0306 Credit Cards 0.0467 0.0457 Auto 0.0305 0.0302 Other Term-Lending 0.0825 0.0763 6/1/2003 6/1/2004 Mortgages 41.6 52.6 Credit Cards 33.3328 34.671 Auto 7.9454 9.3754 Other Term-Lending 29 29.6855 Consumer Finance: Receivables Growth & Delinquency - U.K. GAAP

MasterCard/Visa Private Label Auto Real Estate Secured Personal Non-credit Card 2003 0.311 0.17 0.01 0.32 0.186 MasterCard/Visa Private Label Auto Real Estate Secured Personal Non-credit Card 2004 0.16 0.14 0.07 0.48 0.15 December 1997 $61.8 Billion June 2004 $126.5 Billion Consumer Finance: Consumer Receivables by Product - U.S. GAAP (1) Managed basis assumes that securitized receivables have not been sold and are still on the balance sheet

September 2004 Risk Management Update - Dave Gibbons

Forward Looking Statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, Household International, Inc. HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, Household International, Inc. Annual Report on Form 10-K, and HSBC USA Inc. Annual Report on Form 10-K for the year ended December 31, 2003. Please further be advised that Regulation FD prohibits Household and HSBC representatives from answering certain, specific questions during the Q&A session.

Agenda Risk Management Structure and Responsibilities Credit Competencies Achieving Shared Objectives Summary Restructuring U.S. Housing Market

Risk Management Structure and Responsibilities

Chief Risk Officer Oversee and integrate the multiple risk management processes of HSBC North America Holdings (HNAH) into a corporate-wide risk management process that: Ensures risk is properly identified, measured, prioritized, managed and reported at business, legal entity, and corporate levels Ensures risk management activities are commensurate with the level of risk assumed, and that best practices are shared Identifies and reports outsized risks and imbalances between risks and returns and initiates action to avoid, mitigate or eliminate them Scope - HSBC North America Holdings Credit, Market, and Operating Risks Constituencies - Shareholders, Directors, Businesses, Regulators

HNAH Corporate Risk Management Chief Risk Officer HSBC Canada Economic Capital

Market Risk Integrating market risk management at the North American (HNAH) level Independent risk measurement, oversight, and control of market risk provided by multiple sources HNAH market risk manager reports directly to HNAH CRO and HSBC market risk management Strong back office and finance oversight Implementing center of excellence model review process Growth in US market has been planned for and is being achieved Significant resources are being expended to ensure risk management support stays in line with business plans and risks Systems, people, back office, risk

Operating Risk (OpR) Integrating OpR at the North American level All HNAH entities implementing the advanced approach All are leveraging approach implemented by HBUS and Group All are leveraging centers of excellence for OpR measurement, modeling and economic capital approaches Household Operating Risk Officer will coordinate the implementation of the Basel II AMA approach at Household Household implementation commences in the fourth quarter of 2004

Consumer Credit Risk Management Consumer credit risk management is a key component of an integrated risk management structure at HNAH Business Units Chief Credit Officer Chief Risk Officer Credit Risk Management - shared core objectives / competencies Optimize risk-adjusted return Ensure credit risk is predictable, properly priced and volatility is low Maintain strong balance sheet Leverage Household's consumer credit risk management strengths throughout HSBC North America and globally Consumer credit risk is functionally managed across HNAH

Consumer Credit Risk Management Line business units are responsible and accountable for identifying and managing their risks A suitable risk management framework exists in all significant business units and legal entities Key Business Unit Responsibilities Strategy development Testing and execution Underwriting Ongoing Credit Risk Identification and Monitoring Collections Forecasting Portfolio Management Leveraging Household strengths in HSBC

Chief Credit Officer Chief Credit Officer reports to Chief Risk Officer and Group Chief Credit Officer, and is responsible for: Independent oversight of business level risk management processes Systematic validation of risk levels and risk management Coordinating and communicating risks and issues across and among business entities Integrating retail credit risk management at the corporate level Consolidating and analyzing risks at the corporate "portfolio" level Reporting corporate and significant business and legal entity level exposures to appropriate constituencies

Consumer Credit Risk Management Chief Credit Officer's function works with business units to establish common risk measures, limits and ground rules for existing and developing risks Chief Credit Officer's function centrally house and manage risk management functions that need to be independent from business generating entities, for example Policy development Exposure management and approval Independent oversight of business unit risk management processes Systematic validation of risk levels, controls, models, forecasts and ALLL Portfolio level analysis and reporting Cross business unit communication and coordination Leveraging Household strengths in HSBC

Credit Competencies

People, Data, Analytics People 700+ analytical professionals Data Robust data on common structures and platforms Robust analytics in everything we do Underwriting Ongoing credit risk identification and monitoring Collections Forecasting Portfolio management

Technology A wealth of technological tools to facilitate implementation of complex strategies Example: Common underwriting tool Complex strategies in champion/challenger mode Can use multiple input sources, not just credit bureau Can test logic by analyst at desktop Common inputs and outputs company wide, yet allows specific business customization Creates outputs ready for future model development Supports cross business solicitation Offers can be made by multiple businesses with their proprietary strategies with one pass

Strategic Credit Processes Credit extension program approval for direct mail and other programs with large exposure Test and learn: a culture of controlled experimentation Budgeting and forecasting: independent forecasting of delinquency and loss for comparison/validation of projections Portfolio review: periodic reviews and issue specific reviews Risk assessment: lower risk tolerance across all areas of business

Strong Forecasting Approach Loss and delinquency is independently forecast quarterly by both Business Units and Chief Credit Officer, then reconciled. Top-down forecast - baseline of constant "Lagged Charge-off Rate" adjusted for economic conditions, mixed seasoning and management actions. Bottom up forecast - baseline of segmented roll rate and vintage and management consensus adjusted for economic conditions and management actions. Reconciled and consensus outlook jointly reviewed with senior management.

Focus on Collections Legendary Performance Incentive Program - sponsored by CEO Customer treatment decision tools Best time to call Treatment optimization Adaptive control software Global sourcing to increase production and flexibility Contact management database

Achieving Shared Objectives

Core Credit Competencies Drive Action In advance of the last recession and further after 9/11 Shifted portfolio mix toward secured product Expanded credit line decrease programs and reduced contingent liabilities in credit card businesses Focused on retaining and up-selling low risk accounts Moved into lower risk population segments Dramatically increased the number of collectors

High Predictability / Low Volatility Charge-off forecasts have been very close to actual performance 2000-2003. 117.4 4.67 4.54 2003 113.8 4.27 4.03 2002 110.7 3.70 3.61 2001 111.1 3.63 3.91 2000 Allowance for Loan and Lease Losses as a % of Managed Net C/O Actual Managed C/O % Operating Plan Managed C/O %

Optimize Risk-Adjusted Revenue* '99 '00 '01 '02 '03 1H04 Risk-Adjusted Revenue 7.2 7.4 7.6 7.2 7.3 7 Charge-off Rate 4.1 3.6 3.7 4.3 4.7 4.7 * Managed Basis

Maintain Strong Balance Sheet '99 '00 '01 '02 '03 H104 Managed Reserve Levels (Billions) 2.7 3.2 3.8 5.1 6.2 5.7 % of Managed Receivables 3.72 3.65 3.78 4.74 5.2 4.66 % of Non-Performing Managed Receivables Coverage 1 1.07 1.05 1.13 1.18 1.23 The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to the 8-K supplement dated August 4, 2003 for a complete reconciliation between owned and managed basis reporting. Managed Reserve Levels (Billions) % of Managed Receivables % of Non-performing Managed Receivables Coverage (US$bn)

Summary

Summary Integrating risk management at the North American level Leveraging core credit competencies People, data, skills, technology, analytics, independent oversight Strong analytics and loss forecasting enabled the company to prepare for the weak economy Shifted mix to secured product and added collections staff before the last recession The company continues to achieve its common core objectives Optimize risk-adjusted returns Predictable losses, Low volatility, Price for risk Strong balance sheet

Two Additional Items of Interest Restructuring U.S. Housing Market

Restructuring Restructuring policies are an inherent part of value proposition for our customers, for which they pay above bank prices Not intended to defer credit loss recognition or to overstate net income Allows customers to recover from "bumps in the road" and to preserve credit bureau information Allows collectors to work on higher-risk accounts that have not demonstrated a willingness and/or ability to pay Overview

Restructure Stock Total Domestic Portfolio Never restructured 86.1% 84.7% 83.7% Restructured in the last 6 mos. 4.8 6.2 7.2 Restructured in the last 7-12 mos. 4.0 3.9 3.8 Previously restructured 5.1 5.2 5.3 Total Restructured 13.9% 15.3% 16.3% Total 100.0% 100.0% 100.0% Total Restructured by Product Real Estate Secured $8,884.8 $9,506.0 $9,225.0 Auto Finance 1,304.3 1,255.0 1,360.1 MasterCard/Visa 639.4 504.6 579.6 Private Label 830.2 990.0 1,146.3 Personal Non-Credit Card 3,726.6 3,913.3 4,202.3 Total $15,385.3 $16,168.9 $16,513.3 6/30/04 * 3/31/04 6/30/03 * Prepared on basis of new restructure counters and improved estimates.

Restructuring Controls Restructure stock declining as a % of total portfolio No significant affect on loss ratios Generally, accounts booked after January 1, 2003 must meet the following criteria to be eligible for restructuring

Restructuring Controls Collectors incented on "promises to pay" and dollars collected Audits to ensure adherence to policy Restructuring stock and volume monitoring Restructure stock declining Restructured accounts carry higher reserves

U.S. Housing Market Low interest rates, portfolio shifting and expansive lending over the last few years have produced unprecedented strength in the housing market. A number of metropolitan areas are probably over-valued by an average of 10%, particularly in California, Florida and the north-eastern states. Affordability is key to housing market stability; materially higher interest rates could increase the likelihood of a price correction in markets experiencing economic stress. Mitigating this is a strong economy and the fact that the risk is regional rather than national while our portfolios are geographically diversified.

Real Estate Concentration Household Real Estate Portfolio 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Highly Over Priced Over Priced Balanced Under Priced Highly Under Priced Unrated/Rural % of Total Total HI 1st Mtg Balance Population Market designations 'Highly Over Priced, Over Priced, Balanced, Under Priced and Highly Under Priced' provided by Economy.com. Household data April/May 2004. 1st Mortgage Balance based on Equifax at 12/03. Population from US Census 2000. Household's concentration of real estate loans in potentially over-valued markets is consistent with the US population and better than the mortgage market because of geographic diversity.

September 2004 Residential Mortgages, Consumer Lending and Credit Cards - Bobby Mehta

Forward Looking Statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, Household, HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, Household Annual Report on Form 10- K, and HSBC USA Inc. Annual Report on Form 10-K for the year ended December 31, 2003. Please further be advised that Regulation FD prohibits Household and HSBC representatives from answering certain, specific questions during the Q&A session.

Agenda Residential Mortgages and Consumer Lending Consumer Lending Household Mortgage Services / Decision One Mortgage HSBC USA Mortgage Integration benefits and synergy opportunities Group Consumer Finance Credit Cards Summary

Source: Mortgage Bankers Association U.S. Mortgage Market Originations

Source: Mortgage Bankers Association Purchase vs. Refinance Volume

Source: Inside Mortgage Finance Market Share of Top Originators

Cyclical market will place emphasis on need for being flexible and low cost Volumes in the sub-prime sector less prone to cyclical influences Expected growth in Junior Lien and Alt-A type product presents an opportunity Continued consolidation will force a need for greater efficiency and effectiveness We are very well positioned to compete successfully in this environment Implications

HSBC North America: Covers The Full Mortgage Spectrum Consumer Lending Household Mortgage Services / Decision One Mortgage HSBC USA Mortgage

Customer Overview* Age: 43 years Gross Household Income: $46,000 Occupation: 40% white collar 36% blue collar 24% sales/other Homeownership: 83% Loan Purpose: Primarily debt consolidation Channels Branch -- 1332 branches in 45 states Centralized phone Internet Alliances Our Customer Promise Provide high value financing solutions in meeting the complex needs of the non- prime customer Provide fast convenient loan processing, minimizing the requirements placed on our customers, while maximizing the customer's self worth RE $30.1B NRE $10.2B PHL $ 4.6B Product Mix * 67% RE 10% PHL 23% NRE *Outstanding loan balance at June 30, 2004 Total $44.9B *Average customer metrics for 12/02 - 12/03 Consumer Lending: Business Overview

Secured Cash-out Refinance Prime Non-Conforming Home Equity Loans/Lines ARMs Purchase Money Retention Rate Modification Credit Graduation Unsecured Loans and Lines of Credit Ancillary/Cross-Sell Insurance Credit Life and Disability IUI -- Unemployment Home Warranty Auto Loans Credit Cards Mix of Business Product Mix Prime < 5% Near-Prime = 15% Subprime = 80% Consumer Lending: Business Mix

Production: Credit Quality: Quality: Profitability: Consumer Lending: Business Scorecard Total branch loan account gain trending strongly versus 2003 Branch productivity at historic highs Charge-off and 2+ delinquency trending positive to plan and previous year Sustaining, at significantly higher levels Significant improvement from 2003 levels

Prepayment penalties capped at 2 years Maximum origination points - 5 points One-page disclosure Secured customers must meet a "Benefits Test" Independent loan closers for secured loans Best rate available Customer satisfaction guarantee Refinancing rules to avoid rapid refinancing Rate cuts for on-time payments Foreclosure avoidance Pre-review Assistance Business Approach: Best Practices That Matter

Risk Management and Marketing Segmentation Lead Management and Disposition Account Management and Collections Robust Controls Analytically Driven Execution

Acquirer of non-conforming loans through correspondents and mortgage brokers Approximately 2/3 of U.S. non-conforming loans are originated through mortgage brokers or correspondents Channel provides additional opportunity for real estate secured growth and is complementary to branches Focus is on relationship management and creating a sustainable "wholesale" distribution channel 78% of originations are from contractual forward flow agreements Focus is on borrower credit quality and disciplined valuation Acquired using risk-based pricing methodology 88% of current production has prepayment penalties Stringent underwriting matrix based on proprietary models Each loan is re-underwritten 82% execution of initial screens Household Mortgage Services: Business Overview

Household Mortgage Services Wholesale Lender 1,350 Employees Originated $6 billion in 1st half 2004 Sold $5 billion in 1st half 2004 Correspondent Lending 150 Employees Acquired $8 billion in 1st half 2004 Servicing Company 1,100 Employees $27 billion serviced at 6/30/2004

Decision One: Business Overview Wholesale lender originating loans through 5,000 active brokers $9.2 billion in 2003 Ranked 7th nationally Sells 100% of loans within 45 days of origination 31% to HMS in 2003 69% to secondary market in 2003 22 regional branches with 1,350 employees Success metrics: Strong growth since being acquired by Household in 1998 Consistently lower costs to originate

HMS Correspondent Lending: Acquisitions Overview $11.5 billion in 2003 209 sellers year-to-date 2004 1,100 servicing employees in Brandon, Florida Acquire Closed Loans Underwrites 100% of all loans purchased Portfolio 100% of all purchased volume Purchase higher quality, non-comforming loans for HSBC USA Use asset securitization only as a funding tool 80% of purchases through established forward selling relationships Acquisition Strategy

Average FICO of 641 Average total debt ratio of 39.2% Average LTV at 88.3% 82% of loans have a pre-payment penalty 79% refinance vs. 21% purchase money 91.6% first lien 98% primary residence YTD through June 30, 2004 HMS Correspondent Lending: Loan Characteristics for 2004 YTD

Household Mortgage Services: Key Initiatives HSBC USA integration opportunities On-line decisioning engine Increase forward selling clients Increase sales force 33% by year-end 2004 Improve pricing and product model

HMS Correspondent Lending: Integration Synergies HSBC USA branch leads (non-prime customers) referred to Decision One for marketing, underwriting and loan closing Pilot launched June 2004 Retail Leverage respective broker relationships between Decision One Mortgage, Household Mortgage Services acquisitions and HSBC USA Mortgage to expand distribution YTD through June 2004, incremental production of $215MM Wholesale Leverage HSBC USA capital markets capabilities Additional Investor for Decision One production Funding Other

Source: National Mortgage News HSBC USA Mortgage: Overview Top 20 (12th ranked) prime / conforming mortgage originator In footprint through retail branches Nationally through correspondents Top 20 (17th ranked) servicer - $59.4B serviced at 6/30/04 Recognized by both Freddie and Fannie Mae as a top quality servicer Overall HSBC USA Mortgage has grown significantly in the prime / conforming business Opportunities to leverage full spectrum lending capabilities

Channel Mix Retail: 12% Broker: 52% Correspondent:: 36% Average Loan Origination Metrics Average Balance: $250K FICO: >720 LTV: 70% Conforming Prime Other Prime Alt A Jumbo Fixed Other 0.49 0.34 0.06 0.04 0.07 At June 30, 2004 Product Mix - First Mortgages HSBC USA Originations

(Over 368,000 first mortgages serviced; 2004 YTD as of June 30, 2004) Republic First Fed 59.4 44.4 54.9 38.4 31.8 21.3 20.2 20.5 8.3 HSBC USA Servicing Portfolio Growth

HSBC USA year-over-year production for 1H 2004 vs. 1H 2003 was up 39%, in an otherwise declining market Gained share in all channels: Retail, Wholesale and Correspondent HSBC USA has made a conscious move to grow non-conforming prime products: "Alt A" - Now ranked 10th Jumbo - Growth reflecting both footprint and value added capabilities Junior lien - a growth opportunity Pricing has been competitive and consistent: growth is not a function of pricing In addition, in the held portfolio growth has more than offset payoffs Focused on ARM products HSBC USA is not driven by a volume-oriented strategy, but by product profitability and value differentiation Source: National Mortgage News Mortgage Market and Competitive Overview

Funding and 23A mortgage asset transfers Common systems platforms Leveraging capabilities Product, customer and broker referrals Servicing People Integration, Synergy Benefits and Opportunities

Within the 'Managing for Growth' Strategy, Consumer Finance has been identified as a key area for growth: Realize the international potential of the HSBC and Household combination Leverage HSBC's international reach and Household's Consumer Finance expertise Consumer Finance Segment Defined along three dimensions: Customers: Consumers with credit needs and capabilities Products: Credit products serving customers' needs delivered through either relationship or monoline channels Capabilities: Core competencies and infrastructure needed to serve market demand profitably Customer segment will work closely with and leverage the consumer franchise of HSBC: PFS: 8,272 retail branches in 42 countries Cards: 82 million cards in 38 countries Group Consumer Finance

Following the Household integration, activities to date have focused on establishing a platform for further growth Organic Growth Best Practices - Leverage Consumer Finance best practice skills and technologies across the Group (PFS and Cards): - Risk / Analytics - Operational - Marketing / Selling - Technology and Infrastructure - Leveraging People and Core Competencies - Secondee Process - CF Career Development Program launched - Establishing Country and Regional Champions to co-ordinate activities Group Consumer Finance: Activities to Date

Acquisitions Have jointly completed acquisitions in the UK (John Lewis and Marks and Spencer) and Brazil (Losango and Indusval) Key acquisition markets targeted and monitored Group Consumer Finance: Activities to Date cont'd

Global Cards Strategy U. S. Credit Card Overview Credit Cards

North America Europe South America Australia Asia HSBC issues cards in 38 countries in 5 continents...making us one of the few truly global players in the cards industry The Household acquisition generated an over five-fold increase in cards in force Filled a strategic gap in the North American cards market Significantly increased intellectual capital Brought additional cards capabilities to the Group Global Presence

Top ten U.S. MasterCard / Visa bankcard issuer Approximately 23 million* total accounts Key elements of strategy & competitive strengths Full-spectrum lending (prime, near-prime, sub-prime) Develop and manage large customized partnership programs Analytically-driven decision making (marketing, risk, operations, collections) Efficient low cost operations Leverage global strengths of HI/HSBC franchise Low cost of funds and capital Focus on high quality care (service and sales) Effective collections capabilities *Includes Household and HSBC MasterCard / VISA; Source: The Nilsson Report U.S. Cards Overview

HSBC USA 5% GM 37% Other 31% UP 27% $18.7 Billion in Managed Receivables At June 30, 2004 U.S. Credit Cards (MasterCard / VISA)

Enhance and scale our processes for profitable growth Ensure continued alignment of technology Grow organic prime business Integrate and grow the HSBC USA portfolio Continue profitable growth in our existing businesses (GM, UP, Non-prime, Enhancement Services) Strive for maximum efficiency, be a low-cost provider 2004 Initiatives

The combination of HSBC and Household has created a strong, competitive platform for profitable growth Full Spectrum Mortgage Consumer Finance and Cards Domestically and Globally Analytics and execution together will be the key ingredients for successful profitable growth We have achieved significant synergy benefits from the combination of HSBC and Household, and there is more to come We will look to a combination of organic growth and acquisitions Summary